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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:     441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000
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Servicer Certificate (Page 1 of 3)
Distribution Date:  06/22/98

Investor Certificateholder Floating Allocation Percentage   95.94%
Investor Certificateholder Fixed Allocation Percentage      97.90%
Aggregate Amount of  Collections                            18,531,898.98
     Aggregate Amount of  Interest Collections              3,797,522.44
     Aggregate Amount of  Principal Collections             14,734,376.54
Int. Collections Alloc. to Investor                         3,643,241.85
Class A Principal Collections                               14,187,841.18
Seller Interest Collections                                 154,280.59
Seller Principal Collections                                546,535.36
Weighted Average Loan Rate                                  13.76%
Net Loan Rate                                               12.76%
Weighted Average Maximum Loan Rate                          18.89%
Class A-1 Certificate Rate                                  5.9063%
Maximum Investor Certificate Rate                           12.9500%
Class A-1 Certificate Interest Distributed                  1,589,109.68
Class A-1 Investor Certificate Interest Shortfall before Draw  0.00
Unpaid Class A-1 Certificate Interest Shortfall Received    0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining   0.00
Unpaid Class A-1 Carryover Interest Amount                  0.00
Maximum Principal Dist. Amount (MPDA)                       14,424,954.63
Alternative Principal Dist. Amount (APDA)                   14,187,841.18
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)             14,187,841.18
Principal  allocable to Class A-1                           14,187,841.18
SPDA deposited to Funding Account                           0.00
Accelerated Principal Distribution Amount                   0.00
APDA allocable to Class A-1                                 0.00
Reimbursement to Credit Enhancer                            0.00
Spread Trigger hit?                                         No
Reduction in Certificate Principal Balance due to Current Class A-1
Liquidation Loss Amount                                     521,671.25
Cumulative Investor Liquidation Loss Amount                 521,671.25
Total Principal allocable to A-1                            14,709,512.43
Beginning Class A-1 Certificate Principal Balance           293,515,207.48
Ending Class A-1 Certificate Principal Balance              278,805,695.05
Pool Factor                                                 0.4372325
Retransfer Deposit Amount                                   0.00
Servicing Fees Distributed                                  247,307.15
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00
Aggregate Investor Liquidation Loss Amount                  521,671.25
Investor Loss Reduction Amount                              0.00
Beginning Pool Balance                                      309,335,853.82
Ending Pool Balance                                         294,602,785.20
Beginning Invested Amount                                   296,768,576.48
Ending Invested Amount                                      282,059,064.05
Beginning Seller Principal Balance                          12,567,277.34
Ending Seller Principal Balance                             12,543,721.15
Additional Balances                                         546,535.36
Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00

Servicer Certificate (Page 2 of  3)
Distribution Date:                                          06/22/98

Ending Funding Account Balance % (before any purchase of Subsequent Loans or
      rele                                                  0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
      release t                                             0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period     0.00
Principal Collections to purchase Additional Bal and/or paid to Cert  0.00
Beginning  Pre-Funding Account Balance                      0.00
Ending Pre-Funding Account Balance                          0.00
Pre-Funding Earnings                                        0.00
Beginning Capitalized Interest Account                      0.00
Capital Interest Requirement (Transferred to Collection Account)  0.00
Ending Capitalized Interest Account                         0.00
Beginning Spread Account Balance                            6,506,737.00
Ending Spread Account Balance                               6,506,737.00
Beginning Seller Interest                                   4.0627%
Ending Seller's Interest                                    4.2578%
Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                                        134
     Trust Balance                                          4,581,921.56
   90+ days (Del Stat 3+)
     No. of Accounts                                        465
     Trust Balance                                          14,439,976.22
   270+ days (Del Stat 9+)
     No. of Accounts                                        219
     Trust Balance                                          7,657,152.19
   REO
     No. of Accounts                                        58
     Trust Balance                                          2,342,620.29
Rapid Amortization Event ?                                  No
   Failure to make payment within 5 Business Days of Required Date?      No
   Failure to perform covenant relating to Trust's Security Interest?    No
   Failure to perform other covenants as described in the Agreement?     No
   Breach of Representation or Warranty ?                   No
   Bankruptcy, Insolvency or Receivership relating to Seller?  No
   Subject to Investment Company Act of 1940 Regulation?       No
   Servicing Termination ?                                  No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off
      Balance                                               No
























Servicer Certificate (Page 3 of  3)
Distribution Date:   06/22/98

Event of Default ?   No
   Failure by Servicer to make payment within 5 Bus. Days of Required Date?No Failure by Servicer to perform covenant relating to Trust's Security
      Interest                                                          No
   Failure by Servicer to perform other covenants as described in the
      Agreement?                                                        No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer?     No
   Trigger Event ?                                                      No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)      N/A
Premium Distributed to Credit Enhancer                                  0.00
Amount Distributed to Seller                                      700,815.95
Master Servicer Credit Facility Amount                            0.00
Guaranteed Principal Distribution Amount                          0.00
Credit Enhancement Draw Amount                                    0.00
Spread Account Draw Amount                                        0.00
Capitalized Interest Account Draw                                 0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))               0.00
Amount paid to Trustee                                            0.00
Cumulative Draw under Policy                                      0.00
Net Yield                                                         5.00%
Total  Available Funds
 Aggregate Amount of Collections                            18,531,898.98
 Deposit for principal not used to purchase subsequent loans      0.00
 Interest Earnings on the Pre-Funding Account                     0.00
 Deposit from Capitalized Interest Account                        0.00
 Total                                                      18,531,898.98
Application of Available Funds
 Servicing Fee                                              247,307.15
 Prinicpal and Interest to Class A-1                        16,298,622.11
 Seller's portion of Principal and Interest                 700,815.95
     Funds deposited into Funding Account (Net)                0.00
     Funds deposited into Spread  Account                      0.00
     Excess funds released to Seller                        1,285,153.77
     Total                                                  18,531,898.98


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 1)
Distribution Date:                                          06/22/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage    95.9373%
Class A Certificateholder Fixed Allocation Percentage       97.9000%
Beginning Class A-1 Certificate Balance                     293,515,207.48
Class A-1 Certificate Rate5.906250%
Class A-1 Certificate Interest Distributed                  2.492096
Class A-1 Certificate Interest Shortfall Distributed0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall   0.000000
Rapid Amortization Event ?                                  No
Class A-1 Certificate Principal Distributed                 23.067955
   Maximum Principal Distribution Amount                    22.621702
   Scheduled Principal  Distribution Amount (SPDA)          22.249853
   Accelerated Principal Distribution Amount                0.000000
   Aggregate Investor Liquidation Loss Amount Distributed   0.818103
Total Amount Distributed to Certificateholders              24.741948
Principal Collections deposited into Funding Account        0.00
Ending Funding Account Balance                              0.00
Ending Class A-1 Certificate Balance                        278,805,695.05
Class A-1 Factor                                            0.4372325
Pool Factor (PF)                                            0.4372325
Unreimbursed Liquidation Loss Amount                        $0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount    $0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount    $0.00
Class A Servicing Fee                                       247,307.15
Beginning Invested Amount                                   296,768,576.48
Ending Invested Amount                                      282,059,064.05
Beginning Pool Balance                                      309,335,853.82
Ending Pool Balance                                         294,602,785.20
Spread Account Draw Amount                                  0.00
Credit Enhancement Draw Amount                              0.00
DELINQUENCY & REO STATUS
   60 - 89 days (Del Stat 2)
     No. of Accounts                                        134
     Trust Balance                                          4,581,921.56
   90+ days (Del Stat 3+)
     No. of Accounts                                        465
     Trust Balance                                          14,439,976.22
   REO
     No. of Accounts                                        58
     Trust Balance                                          2,342,620.29
Aggregate Liquidation Loss Amount for Liquidated Loans      307,792.91
Class A-1 Certificate Rate for Next Distribution Date       To be updated
Amount of any Draws on the Policy                           0.00
Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00
Pre-Funded Amount (Ending)                                  0.00
Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                        0
     Trust Balance                                          0.00